Exhibit 10-35

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT
dated as of January 15, 2021

among

FirstEnergy Corp.,
The Cleveland Electric Illuminating Company,
Metropolitan Edison Company,
Ohio Edison Company,
Pennsylvania Power Company,
The Toledo Edison Company,
Jersey Central Power & Light Company,
Monongahela Power Company,
Pennsylvania Electric Company,
The Potomac Edison Company,
and
West Penn Power Company,
as Borrowers,

THE LENDERS NAMED HEREIN,
as Lenders,

MIZUHO BANK, LTD.,
as Administrative Agent,

THE FRONTING BANKS NAMED HEREIN,
as Fronting Banks

and THE SWING LINE LENDERS NAMED HEREIN, as Swing Line Lenders

AMENDMENT NO. 3 TO
CREDIT AGREEMENT

This AMENDMENT NO. 3, dated as of January 15, 2021 (this “Amendment”), to the Existing Credit Agreement referred to below, is entered into by and among FirstEnergy Corp. (“FE”), The Cleveland Electric Illuminating Company (“CEI”), Metropolitan Edison Company (“Met-Ed”), Ohio Edison Company (“OE”), Pennsylvania Power Company (“Penn”), The Toledo Edison Company (“TE”), Jersey Central Power & Light Company (“JCP&L”), Monongahela Power Company (“MP”), Pennsylvania Electric Company (“Penelec”), The Potomac Edison Company (“PE”) and West Penn Power Company (“West-Penn”, and together with FE, CEI, Met-Ed, OE, Penn, TE, JCP&L, MP, Penelec and PE, the “Borrowers”), each of the Lenders (as defined in the Existing Credit Agreement) party hereto, Mizuho Bank, Ltd. (“Mizuho”), as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders, each of the Fronting Banks (as defined in the Existing Credit Agreement) party hereto, and Mizuho, as a Swing Line Lender (as defined in the Existing Credit Agreement) (in such capacity, the “Swing Line Lender”).
PRELIMINARY STATEMENTS
1.    The Borrowers, the Lenders, the Administrative Agent, the Fronting Banks and the Swing Line Lender are parties to that certain Credit Agreement, dated as of December 6, 2016 (as amended by Amendment No. 1 thereto, dated as of October 19, 2018, and Waiver and Amendment No. 2 thereto, dated as of November 17, 2020, the “Existing Credit Agreement”, as amended by this Amendment, the “Amended Agreement”, and as the Amended Agreement may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Agreement.
2.    The Lenders party hereto and the Borrowers desire to amend the Existing Credit Agreement in order to (i) modify the Eurodollar Rate replacement provisions, (ii) modify the EEA bail-in provisions and (iii) add a limited liability company divisions provision, in each case, based on current market practice for syndicated credit facilities of the type represented by the Existing Credit Agreement, and the Majority Lenders, the Administrative Agent, the Fronting Banks and the Swing Line Lenders have agreed to such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Existing Credit Agreement. The Existing Credit Agreement is, effective as of the date hereof and subject to the satisfaction or waiver of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:
(a)    The following defined terms contained in Section 1.01 of the Existing Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Eurodollar Rate” means, for the Interest Period for any Eurodollar Rate Advance made in connection with any Borrowing, the greater of (a) 0.00% and (b) the rate of interest per annum (rounded upward to the nearest 1/100 of 1%) as calculated by ICE Benchmark Administration Limited (or any other Person which takes over the administration of that rate) and obtained through a nationally recognized service such as the Dow Jones Market Service (Telerate), Reuters or other such service then being used by the Administrative Agent to ascertain such rates of interest (in each case, the “Service”) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period; provided, however, that if a Benchmark Transition Event or an Early Opt-in Election and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then the rate described in clause (b) above shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 2.23.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the

Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(b)    The following new definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:
“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Amendment No. 3” means Amendment No. 3, dated as of January 15, 2021, by and among the Borrowers, the Lenders party thereto, the Administrative Agent, the Fronting Banks party thereto and the Swing Line Lenders, which Amendment No. 3 amended this Agreement pursuant to the terms thereof.
“Amendment No. 3 Effective Date” means the Amendment Effective Date (as defined in Amendment No. 3), which date is January 15, 2021.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then current Benchmark is a term rate or is based on a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.23(d), or (y) if the then current Benchmark is not a term rate nor based on a term rate, any payment period for interest calculated with reference to such Benchmark pursuant to this Agreement as of such date.

“Benchmark” means, initially, USD LIBOR; provided, that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.23(a) or Section 2.23(f).

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1)     the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;

(2)     the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; or

(3)     the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrowers as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;

provided, that, in the case of clause (1) above, such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided, further, that, with respect to a Term SOFR Transition Event, on the applicable Benchmark Replacement Date, the “Benchmark Replacement” shall revert to and shall be determined as set forth in clause (1) above. If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1)     for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(a)     the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Available Tenor that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; or

(b)     the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Available Tenor that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(2)     for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities;

provided, that, (x) in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion and (y) if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be the Available Tenor that has approximately the same length (disregarding business day adjustments) as the payment period for interest calculated with reference to such Unadjusted Benchmark Replacement.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including, without limitation, changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative

Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)     in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(2)     in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by the Administrative Agent, which date shall promptly follow the date of the public statement or publication of information referenced therein;

(3)    in the case of a Term SOFR Transition Event, the date that is set forth in the Term SOFR Notice provided to the Lenders and the Borrowers pursuant to Section 2.23, which date shall be at least 30 days from the date of the Term SOFR Notice; or

(4)     in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Majority Lenders.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) above with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)     a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided, that at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2)     a public statement or publication of information by a Governmental Authority having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided, that at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3)     a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or a Governmental Authority having jurisdiction over the Administrative Agent announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clause (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.23 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.23.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:

(1)     a notification by the Administrative Agent to (or the request by the Borrowers to the Administrative Agent to notify) each of the other parties hereto that at least five (5) currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review); and

(2)     the joint election by the Administrative Agent and the Borrowers to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the Amendment No. 3 Effective Date, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR or, if no floor is specified, zero.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrowers of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, and is determinable for each Available Tenor, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or Early Opt-in Election has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.23 that is not Term SOFR.

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“USD LIBOR” means the London interbank offered rate for Dollars.

(c)Article I of the Existing Credit Agreement is hereby amended by adding the following new Sections 1.05 and 1.06 at the end thereof:
“SECTION 1.05. Divisions.
Any reference herein to a merger, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term (and including any reference to the creation of any subsidiary), shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term (including the creation of a subsidiary), as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a subsidiary, joint venture or any other like term shall also constitute such a Person).
SECTION 1.06. LIBOR Notification.
Section 2.23 of this Agreement provides a mechanism for determining an alternate rate of interest in the event that the London interbank offered rate is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the administration of, submission of or any other matter related to the London interbank offered rate or other rates in the definition of “Eurodollar Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, any Benchmark Replacement implemented hereunder), (ii) the composition or characteristics of any such Benchmark Replacement, including whether it is similar to, or produces the same value or economic equivalence of, USD LIBOR (or any other Benchmark) or has or will have the same volume or liquidity as did USD LIBOR (or any other Benchmark), (iii) any actions or use of its discretion or other decisions or determinations made with respect to any matters covered by Section 2.23, including, without limitation, whether or not a Benchmark Transition Event has occurred, the removal or lack thereof of unavailable or non-representative tenors, the implementation or lack thereof of any Benchmark Replacement Conforming Changes, the delivery or non-delivery of any notices required by Section 2.23(c)

or otherwise in accordance herewith, and (iv) the effect of any of the provisions of Section 2.23.”
(d)    Article II of the Existing Credit Agreement is hereby amended by adding the following new Section 2.23 at the end thereof:

“SECTION 2.23. Benchmark Replacement Setting.

(a)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders.

(b)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (d)

below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.23, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.23.
(d)    Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)    Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, each Borrower may revoke any request for an Advance bearing interest based on USD LIBOR, conversion to or continuation of Advances bearing interest based on USD LIBOR to be made, converted or continued during any Benchmark Unavailability Period and, failing that, each Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Alternate Base Rate Advances. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Alternate Base Rate.

(f)    Secondary Term SOFR Conversion. Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (i) the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any other Loan Document in respect of such Benchmark setting (the “Secondary Term SOFR Conversion Date”) and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; and (ii) Advances outstanding on the Secondary Term SOFR Conversion Date bearing interest based on the then-current Benchmark shall be deemed to have been converted to Advances bearing interest at the Benchmark Replacement with a tenor approximately the same length as the interest payment period of the then-current Benchmark; provided, that this paragraph (f) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrowers a Term SOFR Notice.”
(e)    Section 4.01(n) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(n)    Affected Financial Institutions. No Borrower is an Affected Financial Institution.”
(f)    Section 8.16 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 8.16. Acknowledgment and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any of the parties hereto, each party hereto acknowledges that any liability of any Lender or Fronting Bank that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the WriteDown and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or Fronting Bank that is an Affected Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.”
SECTION 2. Conditions to Effectiveness.

This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied (or waived by the Administrative Agent and the Lenders party hereto in their sole discretion):

(a)    The Administrative Agent shall have received, in immediately available funds, to the extent invoiced prior to the Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, but not limited to, the reasonable fees and expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) to the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.
(b)    The Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents, except as otherwise specified below), in form and substance satisfactory to the Administrative Agent:
(i)    either (A) counterparts of this Amendment duly executed by each of the Borrowers, the Majority Lenders, the Administrative Agent, the Fronting Banks and the Swing Line Lender or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such parties have signed counterparts of this Amendment;
(ii)    certified copies of (A) the resolutions of the Board of Directors of each Borrower approving this Amendment and the Amended Agreement and (B) all documents evidencing any other necessary corporate action with respect to this Amendment and the Amended Agreement;

(iii)    a certificate of the Secretary or an Assistant Secretary of each Borrower certifying (A) the names and true signatures of the officers of such Borrower authorized to sign this Amendment and the other documents to be delivered hereunder, (B) that attached thereto are true and correct copies of the Organizational Documents of such Borrower, in each case as in effect on such date, and (C) that true and correct copies of all governmental and regulatory authorizations and approvals (including such Borrower’s Approval) required for the due execution, delivery and performance by such Borrower of this Amendment and the Amended Agreement have previously been delivered to the Administrative Agent and remain in full force and effect on such date; and
(iv)    a certificate of an Authorized Officer of each Borrower (the statements in which shall be true) certifying that, both before and after giving effect to this Amendment, (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default with respect to such Borrower and (B) all representations and warranties of such Borrower contained in the Amended Agreement and each other Loan Document to which such Borrower is a party are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by “Material Adverse Effect” or any other materiality qualification, true and correct in all respects) on and as of the Amendment Effective Date, as though made on and as of such date (other than any such representation or warranty that by its terms refers to a specific date, in which case such representation and warranty shall be true and correct as of such specific date).
(c)    The Administrative Agent shall have received all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, to the extent such documentation or information is requested by the Administrative Agent on behalf of any Lender prior to the Amendment Effective Date.
SECTION 3. Representations and Warranties.

Each Borrower represents and warrants as follows:
(a)    Due Authorization. The execution, delivery and performance by it of this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which such Borrower is a party, and the performance by such Borrower of the Amended Agreement, have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders or members, as the case may be, other than such consents and approvals as have been duly obtained, given or accomplished.
(b)    No Violation, Etc. Neither the execution, delivery or performance by it of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is a party, nor the consummation by it of the transactions contemplated hereby or thereby, nor compliance by it with the provisions hereof or thereof, nor the performance by it of the Amended Agreement, contravenes or will contravene, or results or will result in a breach of, any of the provisions of its Organizational Documents, any Applicable Law, or any indenture, mortgage, deed of trust, lease, license or any other agreement or instrument to which it or any of its Subsidiaries is party or by which its property or the property of any of its Subsidiaries is bound, or results or will result in the creation or imposition of any Lien upon any of its property or the property of any of its Subsidiaries, except to the extent such contravention or breach, or the creation or imposition of any such Lien, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to such Borrower.
(c)    Governmental Actions. No Governmental Action is or will be required in connection with (i) the execution, delivery or performance by it of, or the consummation by it of the transactions contemplated by, this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, or (ii) the performance by it of the Amended Agreement, in each case, other than such Borrower’s Approval, as applicable, which has been duly issued and is in full force and effect.
(d)    Execution and Delivery. This Amendment and the other Loan Documents being executed and delivered in connection with this Amendment to which it is, or is to become, a party have been or will be (as the case may be) duly executed and delivered by it, and each of this Amendment and the Amended Agreement is, and upon execution and delivery thereof each such other Loan Document will be, the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(e)    No Material Misstatements. The reports, financial statements and other written information furnished by or on behalf of such Borrower to the Administrative Agent, any Fronting Bank or any Lender pursuant to or in connection with this Amendment and the transactions contemplated hereby, when taken together with the Disclosure Documents, do not contain, when taken as a whole, any untrue statement of a material fact and do not omit, when taken as a whole, to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.
(f)    Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of such Borrower, threatened against such Borrower or any of its Subsidiaries that involve this Amendment, the Amended Agreement or any other Loan Document.
(g)    No Default. No Unmatured Default or Event of Default has occurred and is continuing or would occur as a result of (i) the execution, delivery or performance by such Borrower of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party or (ii) the performance by such Borrower of the Amended Agreement.

SECTION 4. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)    Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Borrower requiring the consent of the Administrative Agent, the Fronting Banks, the Swing Line Lenders or the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, the Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrowers for any existing or future Unmatured Default or Event of Default. The Administrative Agent, the Fronting Banks, the Swing Line Lenders and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and the Borrowers expressly acknowledge such reservation of rights. Any future or additional amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.
(b)    Upon the effectiveness of this Amendment: (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent, the Fronting Banks or the Swing Line Lenders under the Existing Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document.
SECTION 5. Costs and Expenses.
Each Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, each Fronting Bank and each Swing Line Lender in connection with the preparation, execution, delivery, syndication and administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) for the Administrative Agent, the Fronting Banks and the Swing Line Lenders with respect thereto and with respect to advising the Administrative Agent, the Fronting Banks and each Swing Line Lender as to their rights and responsibilities under this Amendment. Each Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks, the Swing Line Lenders and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Amended Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section.
SECTION 6. Counterparts.
This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.
SECTION 7. Governing Law.
This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 8. Miscellaneous.
This Amendment shall be subject to the provisions of Sections 8.05, 8.10, 8.11 and 8.12 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.
SECTION 9. Release.
In consideration of, among other things, the Administrative Agent’s, the Fronting Banks’, the Swing Line Lenders’ and the Lenders’ execution and delivery of this Amendment, each Borrower, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, liens, warranties, damages and consequential damages, judgments, costs or expenses whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Credit Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts existing on or before the Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith; or (ii) any aspect of the dealings or relationships between or among the Borrowers, on the one hand, and any or all of the Credit Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by any Borrower of any Advances or other financial accommodations made by any Credit Party after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts existing on or prior to the date of receipt of any such Advances or other financial accommodations. In entering into this Agreement, each Borrower consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 9 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Advances.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FIRSTENERGY CORP.
THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
METROPOLITAN EDISON COMPANY
OHIO EDISON COMPANY
PENNSYLVANIA POWER COMPANY
THE TOLEDO EDISON COMPANY
MONONGAHELA POWER COMPANY
PENNSYLVANIA ELECTRIC COMPANY
THE POTOMAC EDISON COMPANY
WEST PENN POWER COMPANY

By    /s/ Steven R. Staub
    Name: Steven R. Staub
    Title: Vice President and Treasurer

JERSEY CENTRAL POWER & LIGHT COMPANY

By    /s/ Weizhong Wang
    Name: Weizhong Wang
    Title: Treasurer

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

99354088_5

MIZUHO BANK, LTD., as Administrative Agent, as a Lender and as a Swing Line Lender

By     /s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender and as a Fronting Bank

By     /s/ Nancy R. Barwig
Name: Nancy R. Barwig
Title: Executive Director

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By     /s/ Jennifer Cochrane
Name: Jennifer Cochrane
Title: Vice President

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By     /s/ John Ataman
Name: John Ataman
Title: SVP

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

MUFG BANK, LTD., as a Lender and as a Fronting Bank

By     /s/ Jeff Fesenmaier
Name: Jeff Fesenmaier
Title: Managing Director

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender and as a Fronting Bank

By     /s/ David Dewar
Name: David Dewar
Title: Director

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

CITIBANK, N.A., as a Lender and as a Fronting Bank

By     /s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director / Vice President

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender and as a Fronting Bank

By     /s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

COBANK, ACB, as a Lender

By     /s/ Josh Batchelder
Name: Josh Batchelder
Title: Managing Director

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By     /s/ Anju Abraham
Name: Anju Abraham
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By     /s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By     /s/ Julie Hong
Name: Julie Hong
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By     /s/ Julie Hong
Name: Julie Hong
Title: Vice President

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By     /s/ Katie Lee
Name: Katie Lee
Title: Director

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

TD BANK, N.A., as a Lender

By     /s/ Shannon Batchman
Name: Shannon Batchman
Title: Sr. Vice President

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By     /s/ Joe Horrigan
Name: Joe Horrigan
Title: Managing Director

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By     /s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Senior Vice President

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

SANTANDER BANK, N.A., as a Lender

By     /s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By     /s/ Daniela Hofer
Name: Daniela Hofer
Title: Executive Director

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

FIFTH THIRD BANK NATIONAL ASSOCIATION, as a Lender

By     /s/ Larry Hayes
Name: Larry Hayes
Title: Executive Director

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By     /s/ Richard. K. Fronaplel, Jr.
Name: Richard K. Fronaplel, Jr.
Title: Director

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

CITIZENS BANK, N.A., as a Lender

By     Stephen A. Maenholt
Name: Stephen A. Maenholt
Title: Senior Vice President

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:     /s/ Martin H. McGinty
     Name: Martin H. McGinty
Title: Director
[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By:     /s/ Robert E. Heuler
Name: Robert E. Heuler
Title: Vice President

[Signature Page to Amendment No. 3 to FirstEnergy Revolving Credit Agreement]